SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 5, 2002

THE MCGRAW-HILL COMPANIES, INC.
(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York 10020
(Address of Principal Executive Offices) (Zip Code)

(212) 512-2564
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

On August 5, 2002, Statements Under Oath of the Principal Executive Officer of the Registrant and of the Principal Financial Officer of the Registrant Regarding Facts and Circumstances Relating to Filings Under the Securities Exchange Act of 1934, dated August 2, 2002, were filed with the Securities and Exchange Commission.

Item 7.    Exhibits

(99.1)    Statement Under Oath of the Principal Executive Officer of the Registrant Regarding Facts and Circumstances Relating to Filings Under the Securities Exchange Act of 1934, dated August 2, 2002.

(99.2)    Statement Under Oath of the Principal Financial Officer of the Registrant Regarding Facts and Circumstances Relating to Filings Under the Securities Exchange Act of 1934, dated August 2, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MCGRAW-HILL COMPANIES, INC.

By:	/s/ KENNETH M. VITTOR
Kenneth M. Vittor Executive Vice President and General Counsel

Dated:  August 5, 2002

INDEX TO EXHIBITS

Exhibit Number
(99.1)	Statement Under Oath of the Principal Executive Officer of the Registrant Regarding Facts and Circumstances Relating to Filings Under the Securities Exchange Act of 1934, dated August 2, 2002.

(99.2)	Statement Under Oath of the Principal Financial Officer of the Registrant Regarding Facts and Circumstances Relating to Filings Under the Securities Exchange Act of 1934, dated August 2, 2002.

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